SUMMARY PROSPECTUS | February 1, 2025

Cantor Select Portfolios Trust

Fund	Institutional Class Ticker	Class A Ticker	Class R6 Ticker	Class F Ticker
Cantor Fitzgerald International Equity Fund	CFIKX	CFIOX	CFITX	CFIJX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://InternationalEquityFund.cantorassetmanagement.com. You can also get this information at no cost by calling 1-833-764-2266. The current Prospectus and SAI, dated February 1, 2025, are incorporated by reference into this Summary Prospectus.

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Cantor Fitzgerald International Equity Fund

SUMMARY

INVESTMENT OBJECTIVE

The Cantor Fitzgerald International Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 53 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 57.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Institutional Class	Class R6	Class F
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class	Class R6	Class F
Management Fees	0.79%	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	none	none	none
Other Expenses	3.11%	3.11%	3.02%	2.91%
Total Annual Fund Operating Expenses	4.15%	3.90%	3.81%	3.70%
Fee Waivers/Reimbursements[1]	(2.91%)	(2.91%)	(2.91%)	(2.91%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.24%	0.99%	0.90%	0.79%
1	The Fund’s investment advisor, Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions;
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(ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24%, 0.99%, 0.90% and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, Class R6 shares, and Class F shares, respectively, until January 31, 2026. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,241	$2,097	$4,303
Institutional Class	$101	$630	$1,493	$3,733
Class R6	$92	$603	$1,448	$3,652
Class F	$81	$569	$1,394	$3,551

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period of December 15, 2023 to September 30, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 equity and equity-related securities (common stock, ADRs, and GDRs) of large and midcap companies that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for unexpected earnings growth. Under normal circumstances, the Fund will primarily invest its net assets in equity and equity-related securities of companies located in at least ten countries outside the U.S., including in emerging market countries.

The Sub-Advisor believes that companies that can sustainably grow earnings (as more fully described below) faster than expected should outperform over the long run. The Sub-Advisor believes that the most attractive earnings a company can generate are (1) above investor expectations over an extended time period, (2) supported by strong earnings quality (as more fully described below), and (3) not yet recognized by investors and, thus, reasonably valued.

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The Sub-Advisor employs quantitative and qualitative analysis to identify high quality, reasonably valued companies that it believes have the ability to exceed investor expectations for earnings growth.

The starting selection universe for the Fund is generally the MSCI All-Country World Index ex-United States. The Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, earnings quality factors, valuation metrics, and liquidity to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth (with a goal of identifying companies likely to grow at a faster than expected rate for at least the next two years), which the Sub-Advisor believes will allow for a company to experience an extended period of earnings growth in excess of market expectations. In assessing a company’s earnings quality, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital.

Stocks that pass the initial screens are then ranked using a proprietary methodology to produce a list of approximately 100 candidates that the Sub-Advisor believes have a high probability of achieving earnings growth above the expectations of analysts of the equity markets. The analysis includes an evaluation of changes in earnings expectations, an evaluation of earnings quality, and an evaluation of the reasonableness of the current valuation.

The Sub-Advisor then performs traditional fundamental analysis of the companies ranked highly by the Sub-Advisor’s proprietary methodology described above to verify the attractiveness of the company, including understanding sources and catalysts for growth, competitive positioning, and financial strength.

The Sub-Advisor uses the bottom-up selection process described above to identify the most attractive candidates for inclusion in the portfolio. The Sub-Adviser seeks to control risk for the Fund by forming a portfolio that generally does not maintain a significant bias (generally defined as plus or minus 10% relative to the Fund’s benchmark, the MSCI All-Country World Index ex-United States) for or against a particular geographic region or economic sector relative to its benchmark. As of September 30, 2024, the benchmark, and, therefore, the Fund is more heavily weighted in the Financials, Information Technology, and Industrials sectors. The Fund is primarily concerned with selecting outperforming stocks rather than outperforming regions/sectors. In addition to controlling region and sector exposure, the Sub-Advisor also seeks to limit overall market risk for the Fund, by generally remaining within a target range of variance on beta relative to beta for the benchmark. Beta is a measure of a stock’s historical volatility in comparison with that of a market index. Stocks with a beta above 1 tend to be more volatile than their index, while stocks with lower betas tend to be less volatile.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a deterioration in the company’s potential for unexpected growth, a deterioration in earnings quality, a valuation that is no longer compelling, or a corporate action such as a buyout.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign Securities Risk. Foreign securities have investment risks different from those associated with domestic securities. The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations. There may be less

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government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Emerging Markets Risk. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, there may be greater market manipulation, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

Growth Stock Risk. Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited Number of Securities Risk. The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector Risk. The risk that the value of securities in a particular sector will decline because of changing expectations for the performance of that sector.

•	Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
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•	Information Technology. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
•	Industrials. The industrials sector is subject the adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; adverse effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims.
•	Consumer Discretionary. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends, and marketing campaigns.

Mid Cap Company Risk. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Liquidity Risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active Management and Selection Risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Limited History of Operations. The Fund has a limited history of operations for investors to evaluate, may not attract sufficient assets to operate efficiently.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

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Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://InternationalEquityFund.cantorassetmanagement.com/.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or 1-855-9-CANTOR (1-855-922-6867) or by visiting the Fund’s website at https://InternationalEquityFund.cantorassetmanagement.com/.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 8.05% for the quarter ended September 30, 2024, and its lowest quarterly return was -5.50% for the quarter ended December 31, 2024.

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Average annual total returns for periods ended December 31, 2024

	1 year	10 years or lifetime*
Class A return before taxes	1.46%	4.97%
Class A return after taxes on distributions	1.07%	4.58%
Class A return after taxes on distributions and sale of Fund shares	1.16%	3.80%
Institutional Class return before taxes	7.84%	11.30%
Class F return before taxes	8.01%	11.58%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes)	5.54%	7.58%
*	Class A commenced on December 15, 2023.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The individuals listed below are jointly and primarily responsible for day to day management of the Fund’s portfolio.

Portfolio managers	Title	Start date on the Fund
Stephanie C. Jones, CPA	Lead Portfolio Manager for the Fund Director, Non-US Equities of the Sub-Advisor	Since Inception
John D. Brim, CFA	Co-Portfolio Manager for the Fund Chief Investment Officer of the Sub-Advisor	Since Inception

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. For Class F shares, there is generally a $10,000,000 minimum initial investment and no

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subsequent investment minimum, and certain additional eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Fitzgerald International Equity Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, Ohio 45246-0707 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246-0707. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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